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                                                                    EXHIBIT 10.6

               Amendment to Executive Supplemental Retirement Plan

         RESOLVED, that the NTELOS Inc. Executive Supplemental Retirement Plan is hereby amended, effective January 1, 2002, in the following respects:

         FIRST:  Section 1.04 is amended to read as follows:
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               Change in Control means:
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               (a)    any "person," as such term is used in Sections 13(d) and
               14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the owner or "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of Company securities representing more than 30% of the combined voting power of the then outstanding securities;

               (b) during any period of two consecutive years (not including any period prior to January 1, 2002), individuals who at the beginning of such period) constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in clause (a), (c), (d) or (e) of this section) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of a majority of the directors then still in office who either (1) were directors at the beginning of such period or (2) were so elected or nominated with such approval, cease for any reason to constitute at least a majority of the Board;

               (c) the shareholders of the Company approve a merger or consolidation of the Company with any other Company and such merger or consolidation is consummated, other than (1) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (2) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no "person" (as hereinabove defined) acquires more than 30% of the combined voting power of the Company's then outstanding securities;

               (d) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets and such liquidation or sale of assets is consummated; or

               (e) the sale, transfer, conveyance or other disposition of all or substantially all of the assets (whether by asset sale, stock sale, merger, combination or otherwise) of one or

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               more of the Company's Material Lines of Business but only with respect to Participants who are employed at such time in any such Material Line of Business (whether full or part time) and whose employment is terminated by the Company or the acquirer prior to the third anniversary of such sale transfer, conveyance or other disposition or whose employment is terminated by the Participant for Good Reason prior to the third anniversary of such sale, transfer, conveyance or other disposition (the Change of Control in that event being deemed to have occurred at the time of Termination of Employment). Provided, however, such sale, transfer, conveyance or disposition shall not constitute a Change of Control for the purposes of this Plan as to those
               Participants:

                      (i) whose employment is terminated by the Participant without Good Reason;

                      (ii) whom the Company employs for at least three years following such sale, transfer, conveyance, or other disposition; or

                      (iii) whom the acquirer of any such Material Line of Business employs for at least three years following such sale, transfer, conveyance or other disposition if such acquirer agrees to assume all of the Company's obligations under this Plan to those Participants following such sale, transfer, conveyance or disposition and establishes a grantor trust with assets sufficient to pay all such obligations (provided that the foregoing shall not affect the Participant's right to terminate the Participant's employment for Good Reason);

               provided, however, a Change in Control shall not include an acquisition, directly or indirectly, of more than 30% of the combined voting power of the Company's then outstanding securities by Welsh, Carson, Anderson & Stowe, VIII, L.P. or Welsh, Carson, Anderson & Stowe, IX, L.P. (collectively "WCAS"),
                                                                        ----
               any Controlled Entity, and any Permitted Transferee (a Permitted Transferee, together with WCAS and their Controlled Entities, the "WCAS Entities"), pursuant to the Amended and Restated
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               Shareholders Agreement dated as of October 23, 2000, as amended, restated or modified from time to time in accordance with the terms thereof (the "Shareholders Agreement") but only so long as
               (i) the WCAS Entities shall comply with Article 5 of the Shareholders Agreement and (ii) the WCAS Entities', in the aggregate, do not own more than 40% of the Company's then outstanding securities or more than 37.5% of the voting power of the Company's then outstanding securities. Notwithstanding anything to the contrary above, in the event that the Board of Directors of the Company approves the acquisition of the Company's securities with the result that the WCAS Entities have ownership interests in excess of either of the percentages set forth above, a Change in Control shall not have occurred at that time for purposes of Section 3.06(a) of the Plan on account of such acquisition by the WCAS Entities but will still be deemed to have occurred for all other provisions of the Plan, including without limitation Section 3.06(b) and Section 5.02. Any subsequent transaction or acquisition, however, whether or not involving the WCAS Entities, may result in a Change of Control for purposes of Section 3.06(a) of the Plan and must be treated accordingly. For purposes of this Plan, "Controlled Entity" shall mean any entity in which WCAS owns the majority of the voting shares or securities or has the ability (whether through the ownership of voting securities, contract or otherwise) to elect a majority of the board of directors or other similar governing body or of which WCAS has the authority to control or direct the investment decisions. For purposes of this Plan, "Permitted Transferee" shall mean any

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               person that shall become a party to or agree to be bound by the terms of the Shareholders Agreement by acquiring any of the Company's common stock, warrants or securities convertible or exchangeable into shares of the Company's common stock, from any other person who is a party to or agrees to be bound by the terms of the Shareholders Agreement.

               For purposes of this Plan, "Material Line of Business" means any line or lines of business or service or group of services which represent(s) in the aggregate either 25% or more of the Company's consolidated revenues or 25% or more of the Company's consolidated EBITDA (earnings before interest, taxes, depreciation and amortization) for the twelve-month period ended on the last day of the most recently ended fiscal quarter for the Company.

               SECOND: Section 1.11 is amended by deleting the words "and his
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               designation as a Participant has not been revoked or rescinded"
               and by substituting the following "or is entitled to benefits under the Plan."

         THIRD:  Article II is amended to read as follows:
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         An Eligible Employee who is designated to participate in the Plan by the Board shall become a Participant in the Plan as of the date specified by the Board. A Participant shall continue to participate until such date he is no longer an Eligible Employee or until he is no longer entitled to benefits under the Plan. In no event may the Board declare that a Participant is no longer a Participant or revoke or rescind a Participant's designation as such other than as described in the preceding sentence.

         Fourth: Section 3.01 is amended by adding in the third line of Section
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         3.01(a)(1) after the word "below" and before the word "where," and again in the third line of Section 3.01(a)(2) after the word "below" and before the word "where," the following language:

         ,as reduced if applicable as described in Section 3.06 of the Plan,

         FIFTH: Section 3.03(b) is amended by adding at the end of the second
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         sentence thereof the following:

         and as reduced if applicable as described in Section 3.06 of the Plan.

         SIXTH: Section 3.04 is amended by adding at the end of the first
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         sentence thereof the following language:

         and as reduced if applicable as described in Section 3.06 of the Plan.

         SEVENTH: Section 3.06 is amended by deleting the current language and
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         substituting therefore the following:

         3.06  Change of Control.
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         (a)   Effective January 1, 2002, on a Control Change Date,
         notwithstanding any other provision of the Plan, a Participant shall be entitled to a lump sum cash payment which shall be made on the Control Change Date equal to the Actuarial Equivalent of all his benefits under the Plan as of the date he would have been eligible to Retire and determined under Plan Section

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         3.01(a)(1), based on his Years of Service as the Control Change Date
         (which shall include any Years of Service creditable under the second sentence of Section 1.18), provided, however, that no such benefits under this Section 3.06(a) shall be payable if Participant is not an Eligible Employee as of the Control Change Date.

         (b) Effective January 1, 2002, notwithstanding any other provision of the Plan, on and after a Control Change Date, a Participant who is not an Eligible Employee on a Control Change Date and who has commenced receiving or is otherwise entitled to receive benefits under the Plan (other than on account of this Section 3.06(b)), and a Participant who is an Eligible Employee as of the Control Change Date and who commences receiving or otherwise becomes entitled to receive benefits under the Plan (other than on account of this Section 3.06(b)) after such Control Change Date because of Retirement, death or becoming Disabled, shall be entitled to a lump sum cash payment which shall be made on the Control Change Date, or for a Participant who is an Eligible Employee as of the Control Change Date as soon as practical after the Participant otherwise becomes entitled to receive benefits under the Plan, equal to the Actuarial Equivalent of all his remaining benefits under the Plan as of such time.

         (c) Notwithstanding any other provision of this Plan, any payment made to a Participant under this Section 3.06 shall reduce on an Actuarial Equivalent basis (but not below zero) any further benefits otherwise payable to such Participant under this Plan. In the event Participant does not become entitled to any further benefits under this Plan, Participant shall not be required to return any payment made under this Section 3.06.

         EIGHTH: Section 7.01 is amended by deleting the first sentence thereof
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         and substituting therefor the following new first sentence:

         Except as otherwise specifically provided, the Company reserves the right to terminate, amend or modify this Plan, wholly or partially, at any time and from time to time; provided, however, that without a Participant's consent, the Board may not terminate, amend or modify (i)
         Section 1.04, Article II, Article III, Section 5.02(b), Section 7.01,
         Section 7.03 and Exhibit I at any time or (ii) any other provision of the Plan within twelve (12) months before a Control Change Date or after a Control Change Date.

         NINTH: Section 3.05 is deleted and the following new Section 3.05 is
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         substituted therefore:

         Benefits payable under this Plan shall be forfeited if, within two years after Termination of Employment (the "Non-Competition Period"), the Participant competes with the Company by performing or causing to be performed the same or similar types of duties or services that the Participant performed for the Company for a Competitor of the Company in any capacity whatsoever, directly or indirectly, within any city or county of the continental United States in which, at the time of the Participant's Termination of Employment, the Company provides services or products, offers to provide services or products, or has documented plans to provide or offer to provide services or products provided that the Participant has knowledge of those plans at the time the Participant's employment with the Company ends. Additionally, the Participant agrees that during the Non-Competition Period, the Participant will not, directly or indirectly, sell, attempt to sell, provide or attempt to provide, any products or services in competition with those products or services provided by the Company to any person or entity who was a customer or an actively sought prospective customer of the Company, at any time during the Participant's employment with the Company.

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         (a)   For purposes of this Section 3.05, the following definitions will apply:

                      (a)    (i)    "Directly or indirectly" as used in this
               Plan includes an interest in or participation in a business as an individual, partner, shareholder, owner, director, officer, principal, agent, employee, consultant, trustee, lender of money, or in any other capacity or relation whatsoever. The term includes actions taken on behalf of the Participant or on behalf of any other person. "Directly or indirectly" does not include the ownership of less than 5% of the outstanding shares of any corporation, if such shares are publicly traded in the over-the-counter market or listed on a national securities exchange.

                      (b)    (ii)   "Competitor" as used in this Plan means any
               person, firm, association, partnership, corporation or other entity that competes or attempts to compete with the Company by providing or offering to provide the same or similar services or products as the Company within any geographic area in which the Company provides or offers those services or products. "Competitor" does not include a parent, subsidiary or affiliated organization of any entity that competes or attempts to compete with the Company as defined in the preceding sentence where that parent, subsidiary or affiliated organization does not itself compete or attempt to compete with the Company by providing or offering to provide the same or similar services or products as the Company within any geographic areas in which the Company provides or offers those services or products.

         TENTH: Section 7.03 is amended by deleting the current language and
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         substituting therefore the following:

         The rights of the Company set forth in Plan Section 7.01 are subject to the condition that the Board shall take no action to terminate the Plan or decrease any benefit that has accrued (based on the Participant's Years of Service as of the time of the Board's action) or become payable to a Participant, after the Participant accrues or commences receiving such benefits, without such Participant's consent, until all such benefits are paid in full or Participant is no longer entitled to receive them, in each case pursuant to the terms of the Plan. For purposes of this Plan Section 7.03, a Participant shall be treated as having accrued a benefit on and after the time the Participant is credited with a Year of Service under the Plan and Years of Service shall include any Years of Service creditable under the second sentence of Section 1.18. Notwithstanding the foregoing, nothing in this Plan
         Section 7.03 shall prevent the Board from amending the Plan to preclude any further Eligible Employees from becoming Participants in the Plan after such time or to preclude any Participant from further accruing any additional amount of benefits under the Plan after such time above the amount of benefits accrued based on the Participant's Years of Service as of the time of the Board's action. In the event the Board, as described in the preceding sentence, amends the Plan to preclude the further accrual of any additional amount of benefits under the Plan after the time of the Board's action, notwithstanding any other provision of this Plan, the amount of such Participant's benefits described in Article III, Plan Section 5.02(b) or otherwise shall be calculated as described in the applicable provisions of the Plan and based on the Participant's Years of Service credited on or before the time of the Board's action; however, in that event, any other provision of the Plan that requires a determination of a Participant's Years of Service for any purpose other than calculating the amount of the Participant's benefits described in Article III, Plan Section 5.02(b) or otherwise (including without limitation for the purpose of determining any entitlement to receipt of such amount of benefits) shall include any Years of Service credited to the Participant after the time of the Board's action.

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         ELEVENTH: Section 7.04 is amended by deleting the current last sentence
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         in such Section 7.04.

         TWELFTH: Section 5.02(a) is amended by deleting the second sentence of
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         Section 5.02(a) and by adding in the third line of Section 5.02(a)
         after the word "Retirement" and before the word "shall" the following language:

         , death or becoming Disabled while in the employ of the Company or an Affiliate

         THIRTEENTH: Section 5.02(b) is amended by adding in the second line of
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         Section 5.02(b) after the word "Retirement" and before the word "but"
         the following language:

         , death or becoming Disabled while in the employ of the Company or an Affiliate

         FOURTEENTH: Section 3.04 is amended by adding after the first sentence
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         the following language:

         Notwithstanding the preceding sentence, however, if the Participant who becomes Disabled while in the employ of the Company or an Affiliate has not completed fifteen (15) Years of Service, such Participant shall be entitled to receive the benefits described in Section 5.02(b), if any, as if the Company at such time had discharged the Participant without Cause and as reduced if applicable as described in Section 3.06 of the Plan.

         FIFTEENTH: Section 5.02(b) is further amended by adding at the end
         ---------
         thereof the following language:

         Notwithstanding the foregoing, however, if a Participant terminates his employment with the Company after a Control Change Date and is otherwise entitled to receive benefits under this Section 5.02(b), such Participant shall be entitled to a lump sum cash payment which shall be made as soon as practical after termination of employment equal to the Actuarial Equivalent of all his benefits under the Plan, which payment shall reduce on an Actuarial Equivalent basis (but not below zero) any further benefits otherwise payable to such Participant under this Plan.

RESOLVED FINALLY, that the appropriate offices of the Company are hereby authorized and directed to take such actions and to execute such documents as may be necessary or desirable to implement the foregoing resolution, all without the necessity of further action by this Board.